ACUITAS US MICROCAP FUND (the “Fund”)

Supplement dated May 7, 2026 to the Prospectus dated November 1, 2025

Diamond Hill Capital Management, LLC (formerly Diamond Hill Capital Management, Inc.) (“Diamond Hill”), a subadviser to the Fund, recently announced that it had entered into a definitive agreement with First Eagle Investments (“First Eagle”) under which First Eagle would acquire all outstanding shares of Diamond Hill. The acquisition caused Diamond Hill to undergo a change of control, resulting in the automatic termination of the current investment subadvisory agreement between Diamond Hill and the Fund’s investment adviser, Acuitas Investments, LLC (“Acuitas”).

In anticipation of the change in control of Diamond Hill, and to provide for continuity of management, at a meeting of the Board of Trustees (the “Board”) of Forum Funds II (the “Trust”) held on March 18, 2026, the Board approved the termination of the existing subadvisory agreement between Diamond Hill and Acuitas and approved a new investment subadvisory agreement between Diamond Hill and Acuitas, effective upon the close of the change of control, which occurred on April 22, 2026 (the “Transaction”). There have been no changes to the Fund’s portfolio managers, investment objective, or principal investment strategies and risks in connection with the Transaction.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, Acuitas, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the Fund without obtaining approval of Fund shareholders. Shareholders of the Fund will receive an Information Statement in the near future, as required under the exemptive order, with more detailed information about Diamond Hill and the Transaction.

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For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS US MICROCAP FUND (the “Fund”)

Supplement dated May 7, 2026 to the Statement of Additional Information (“SAI”) dated November 1, 2025

Diamond Hill Capital Management, LLC (formerly Diamond Hill Capital Management, Inc.) (“Diamond Hill”), a subadviser to the Fund, recently announced that it had entered into a definitive agreement with First Eagle Investments (“First Eagle”) under which First Eagle would acquire all outstanding shares of Diamond Hill. The acquisition caused Diamond Hill to undergo a change of control, resulting in the automatic termination of the current investment subadvisory agreement between Diamond Hill and the Fund’s investment adviser, Acuitas Investments, LLC (“Acuitas”).

In anticipation of the change in control of Diamond Hill, and to provide for continuity of management, at a meeting of the Board of Trustees (the “Board”) of Forum Funds II (the “Trust”) held on March 18, 2026, the Board approved the termination of the existing subadvisory agreement between Diamond Hill and Acuitas and approved a new investment subadvisory agreement between Diamond Hill and Acuitas, effective upon the close of the change of control, which occurred on April 22, 2026 (the “Transaction”). There have been no changes to the Fund’s portfolio managers, investment objective, or principal investment strategies and risks in connection with the Transaction.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, Acuitas, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the Fund without obtaining approval of Fund shareholders. Shareholders of the Fund will receive an Information Statement in the near future, as required under the exemptive order, with more detailed information about Diamond Hill and the Transaction.

In connection with the approval, the SAI is hereby supplemented as described below.

1.	The sub-section entitled “F. Investment Adviser” within the section entitled “Board of Trustees, Management and Service Providers” beginning on page 17 of the SAI is hereby deleted in its entirety and replacing it with the following:

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The following persons/entities control Acuitas Investments, LLC and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Acuitas Investments, LLC	Dennis Jensen, Matt Nieman, and Christopher Tessin
Subadvisers	Controlling Persons/Entities
Bridge City Capital, LLC	Alexander Woodward, Stephen Brink, and James Bradshaw
ClariVest Asset Management LLC	Eagle Asset Management Inc., which is controlled by Raymond James Financial, Inc., a financial holding company whose subsidiaries are engaged in various financial businesses.

Diamond Hill Capital Management, LLC	Diamond Hill Investment Group, LLC
Granahan Investment Management, Inc.	Jane White
Meros Investment Management, L.P.	Timothy Chatard and Ranger GP Services, LLC, a wholly owned subsidiary of Ranger Asset Management Company, LLC
Tieton Capital Management, LLC	William J. Dezellem and Matthew W. Dhane

* * *

For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.